                                                                     EX-99.B(24)

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, James J. Cunnane, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ James J. Cunnane
                                                     --------------------------
                                                     James J. Cunnane



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Joseph A. Finelli, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chief Financial and Accounting Officer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Joseph A. Finelli
                                                     --------------------------
                                                     Joseph A. Finelli



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Richard T. Hale, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Richard T. Hale
                                                     --------------------------
                                                     Richard T. Hale



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, John F. Kroeger, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ John F. Kroeger
                                                     --------------------------
                                                     John F. Kroeger



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Louis E. Levy, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Louis E. Levy
                                                     --------------------------
                                                     Louis E. Levy



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Eugene J. McDonald, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Eugene J. McDonald
                                                     --------------------------
                                                     Eugene J. McDonald



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Frederick L. Meserve, Jr., whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                  /s/ Frederick L. Meserve, Jr.
                                                  --------------------------
                                                  Frederick L. Meserve, Jr.



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, W. James Price, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ W. James Price
                                                     --------------------------
                                                     W. James Price



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Truman T. Semans, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Truman T. Semans
                                                     --------------------------
                                                     Truman T. Semans



Date:  October 17, 1996

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that, Harry Woolf, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux and Edward
J. Stoken, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Emerging Growth Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Harry Woolf
                                                     --------------------------
                                                     Harry Woolf



Date:  October 17, 1996